UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 2, 2024

United Bankshares, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston , West Virginia 25301
(Address of Principal Executive Offices)
(304)
424-8800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
United Bankshares, Inc. (“United” or the “Company”) is filing this Current Report on Form
8-K
(“Form
8-K”)
solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2023, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024 (the “2023 Form
10-K”).
The information in this Form
8-K
is not an amendment to or restatement of the 2023 Form
10-K.
The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted below, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form
8-K
to recast our consolidated financial statements for the year ended December 31, 2023, to reflect the changes in segment reporting as described below and in anticipation of the filing of a registration statement on Form
S-4.
The changes do not represent a restatement of previously issued financial statements.
As previously disclosed in the Company’s Quarterly Report on Form
10-Q
filed with the SEC on May 10, 2024, as of March 31, 2024, United’s business activities are confined to one operating segment, United Bank, and one reportable segment, community banking. Previously, United had three operating segments: United Bank, George Mason Mortgage, LLC (“George Mason”) and Crescent Mortgage Company (“Crescent”), and two reporting segments: community banking and mortgage banking. However, during the first quarter of 2024, United consolidated the mortgage origination and sales business of George Mason and Crescent with that of United Bank. United previously exited its third-party origination (“TPO”) business during the fourth quarter of 2023.
In accordance with Generally Accepted Accounting Principles, the Company is recasting all prior period information presented in the 2023 Form
10-K
to remove or change any reference to the mortgage banking segment. Included within Exhibit 99.1 to this Form
8-K
and incorporated herein are the following items from the 2023 Form
10-K,
each recast to reflect the impact of United’s change in reporting segments on the Company’s consolidated financial information and certain related disclosures:
a. Part I, Item 1 – Business
b. Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations
c. Part II, Item 8 – Financial Statements and Supplementary Data
Finally, the Company is filing with this Form
8-K
the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended December 31, 2023, which is unchanged from the 2023 Form
10-K,
other than the dual date to reflect the recast of those financial statements to reflect United’s change in reportable segments and to reflect subsequent events which occurred subsequent to the original issuance of the 2023 Form
10-K.
This Form
8-K
does not revise or update any section or subsection of the 2023 Form
10-K
other than as expressly noted above. Moreover, in order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2023 Form
10-K,
no attempt has been made in this Form
8-K,
and it should not be read, to modify or update disclosures as presented in the 2023 Form
10-K
to reflect events or occurrences after the date of the filing of the 2023 Form
10-K,
except for (i) matters relating specifically to the recasting of the presentation described above and (ii) the information presented in Note Y Subsequent Event to the Company’s recast financial statements for the year ended December 31, 2023 filed as part of Exhibit 99.1 to this Form
8-K.
Without limiting the foregoing disclaimer, this Form
8-K
does not purport to update the 2023 Form
10-K
for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form
8-K.

Therefore, this Form
8-K
(including Exhibit 99.1) should be read in conjunction with the 2023 Form
10-K
and the Company’s filings made with the SEC subsequent to the filing of the 2023 Form
10-K,
including, without limitation, the Company’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2024.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1
Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, revised to reflect recast segment information: Part I, Item 1 (Business); Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data)

101	Interactive data file (Inline XBRL) (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: July 2, 2024	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer

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